November 1, 2016

Summary
Prospectus

Victory CEMP US EQ Income Enhanced Volatility Wtd Index Fund

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2016 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.CEMPFundLiterature.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

CEMPFunds.com
800-539-FUND
(800-539-3863)

CEMP US EQ Income Enhanced Volatility Wtd Index Fund Summary

Investment Objective

The Fund seeks to provide investment results that track the performance of the CEMP US Large Cap High Dividend 100 Long/Cash Vol. Wtd Index before fees and expenses.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 13 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 33 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	4.24%	2.82%	3.38%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	5.21%	4.54%	4.10%
Fee Waivers and Expense Reimbursement[3]	(4.20)%	(2.78)%	(3.34)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	1.01%	1.76%	0.76%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see Choosing a Share Class beginning on page of the Prospectus.

2  The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, acquired fund fees and expenses, taxes and brokerage commissions) do not exceed 0.99%, 1.74%, and 0.74% of the Fund's Class A, Class C, and Class I shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of: (a) any operating expense limits in effect at the time of the original waiver or expense reimbursement; or (b) at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$672	$1,691	$2,706	$5,225
Class C (if you sell your shares at the end of the period.)	$279	$1,121	$2,071	$4,486
Class I	$78	$940	$1,818	$4,083

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

Class	1 Year	3 Years	5 Years	10 Years
Class C (if you do not sell your shares at the end of the period.)	$179	$1,121	$2,071	$4,486

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the stock of the issuers included in the CEMP US Large Cap High Dividend 100 Long/Cash Vol. Wtd Index (the "Index"), an unmanaged, volatility weighted index created by the Adviser.

The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. In accordance with a rules-based mathematical formula, the Index tactically reduces its exposure to the equity markets during periods of significant market decline and reinvests when market prices have further declined or rebounded. The term "Enhanced" in the Fund's name refers to a feature of the Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through this defensive positioning, as described below.

The Index follows a rules-based methodology to construct its constituent securities:

  The Index universe begins with the stocks included in the CEMP US Large Cap 500 Volatility Weighted Index, a volatility weighted index comprised of the 500 largest U.S. companies by market capitalization with positive earnings in each of the four most recent quarters.
  The Index identifies the 100 highest dividend yielding stocks in the CEMP US Large Cap 500 Volatility Weighted Index.
  The 100 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.

The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include fewer than 100 stocks depending on the number of companies meeting the Index's criteria. As of September 30, 2016, the Index had a market capitalization range from $3.9 billion $361.9 billion.

The Index follows a mathematical index construction process designed to limit risk during periods of significant (non-normal) market decline by reducing its exposure to the equity market. Market decline is measured by reference to the CEMP US Large Cap 100 High Dividend Volatility Weighted Index ("Reference Index"), an unmanaged, volatility weighted index created by the Adviser, which is composed of the same securities as in the Index but without any allocation to cash.

During any periods of significant market decline, defined as a decline of 8% or more from the Reference Index's all-time daily high closing value compared to its most recent month-end closing value, the Index's exposure to the market may be as low as 25% depending on the magnitude and duration of such decline.

If the value of the Reference Index declines 8% or more, the Index will liquidate 75% of the stocks included in the Index and invest the cash in 30-day Treasury bills.

The Index will reinvest in stocks as follows:

  The Index will return to being 100% invested in stocks if the month-end closing value of the stocks in the Reference Index returns to a level that is less than an 8% decline from its all-time daily high closing value.
  If the Reference Index declines by 16% (or more) from its all-time daily high closing value, 25% of the Index will be reinvested back into the stocks of the Reference Index at their current securities weightings.
  If the Reference Index declines by 24% (or more) from its all-time daily high closing value, another 25% of the Index will be reinvested back into the stocks of the Reference Index at their current securities weightings.
  If the Reference Index declines by 32% (or more) from its all-time daily high closing value, the remaining 25% of the Index will be reinvested back into the stocks of the Reference Index at their current securities weighting and the Index will then be 100% invested in stocks.

The Index will make any prescribed liquidation or reinvestment in stocks in accordance with the mathematical formula only at month end. In the event that it does, the Fund will generally experience higher portfolio turnover and incur additional transaction costs.

During any period of significant market decline, when the Index's exposure to the market is less than 100%, the uninvested portion of the Index will be invested in 30-day Treasury bills. The Fund will invest the portion of its portfolio corresponding to the uninvested portion of the Index in Treasury bills with a duration generally of 90 days or less or in investment companies, such as money market funds.

The Fund seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all of the stocks in the Index.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Dividend Strategy Risk. The Fund's high dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market.
  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Fixed Income Risk. The value of the Fund's direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.
  Index/Defensive Positioning Risk. Because the Index's allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Fund, will not react to changes in market conditions that occur between reallocations. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash. There is no guarantee that the Index's prescribed liquidation and reinvestment strategy, if employed, will be successful.
  Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.
  Passive Investment Risk/Index Risk. The Fund is designed to track the Index and is not actively managed. The Fund does not, therefore, seek returns in excess of the Index. The Adviser will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index.
  Portfolio Turnover Risk. Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities may result in higher transaction costs and Fund expenses and will generally result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
  Smaller Capitalization Stock Risk. The earnings and prospects of small- and mid-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
  Tracking Risks. The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

No performance information is presented since the Fund has not yet had a full calendar year of performance. Performance data for the Fund will be available online at www.CompassEMPFunds.com or by calling 800-539-FUND (800-539-3863). A fund's performance is not necessarily an indication of how that fund will perform in the future.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's CEMP investment team (referred to as an investment franchise).

Portfolio Managers

Stephen Hammers is the Chief Investment Officer of CEMP and has been a Portfolio Manager of the Fund since its inception in October 2015.

David Hallum is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since its inception in October 2015.

Dan Banaszak is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since its inception in October 2015.

Alex Pazdan is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since its inception in October 2015.

Rob Bateman is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since its inception in October 2015.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

CEMP-USEIEVWI-SUMPRO (11/16)